Exhibit 99.2

Americold Realty Trust Updates 2021 Guidance

ATLANTA, September 21, 2021 -- Americold Realty Trust (NYSE: COLD) (the "Company" or "Americold"), the world's largest publicly traded REIT focused on the ownership, operation, acquisition, and development of temperature-controlled warehouses, today updated its full year 2021 AFFO guidance to reflect the impact of ongoing pressures on current market conditions primarily driven by unprecedented labor disruptions. These labor disruptions are constraining food production, which continues to weigh on occupancy, and are driving inflation in Americold's cost structure, primarily in the Company's labor expense.

As a result of these factors, the Company now expects its full year 2021 AFFO per share to range from $1.15 to $1.20, compared to its prior range of $1.34 to $1.40.

The Company's guidance is provided for informational purposes based on current plans and assumptions and is subject to change. Additionally, guidance metrics do not include the impact of acquisitions, dispositions, or capital markets activity beyond that which has been previously announced. The key components are as follows:

	As of September 21, 2021	**As of August 5, 2021**
Warehouse segment same store revenue growth (constant currency)	(2.0%) - 0.0%	0.0% - 2.0%
Warehouse segment same store NOI growth (constant currency)	400 - 600 bps lower than associated revenue	0 - 100 bps higher than associated revenue
AFFO per share	$1.15 - $1.20	$1.34 - $1.40

In addition to this press release, Americold has filed an updated presentation on the Company's website.

About Americold Realty Trust

Americold is the world's largest publicly traded REIT focused on the ownership, operation, acquisition and development of temperature-controlled warehouses. Based in Atlanta, Georgia, Americold owns and operates 246 temperature-controlled warehouses, with over 1.4 billion refrigerated cubic feet of storage, in North America, Europe, Asia-Pacific, and South America. Americold's facilities are an integral component of the supply chain connecting food producers, processors, distributors and retailers to consumers.

Non-GAAP Financial Measures

This press release contains non-GAAP financial measures, including AFFO and same store segment revenue and contribution. For more information regarding these non-GAAP financial measures, see our supplemental information package for the second quarter ended June 30, 2021 included in the Current Report on Form 8-K filed with the SEC on August 5, 2021.

Forward-Looking Statements

2 This document contains statements about future events and expectations that constitute forward-looking statements. Forward- looking statements are based on our beliefs, assumptions and expectations of our future financial and operating performance and growth plans, taking into account the information currently available to us. These statements are not statements of historical fact. Forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the expectations of future results we express or imply in any forward-looking statements, and you should not place undue reliance on such statements. Factors that could contribute to these differences include the following: uncertainties and risks related to public health crises, including the ongoing COVID-19 pandemic; adverse economic or real estate developments in our geographic markets or the temperature-controlled warehouse industry; general economic conditions; supply chain disruptions labor shortages, inflation, and increased power and labor costs; risks associated with the ownership of real estate and temperature-controlled warehouses in particular; acquisition risks, including the failure to identify or complete attractive acquisitions or the failure of acquisitions to perform in accordance with projections and to realize anticipated cost savings and revenue improvements; our failure to realize the intended benefits from our recent acquisitions, including the Agro acquisition and the acquisitions of Liberty Freezers, KMT Brrr! and T.F. Bowman, and including synergies, or disruptions to our plans and operations or unknown or contingent liabilities related to our recent acquisitions; risks related to expansions of existing properties and developments of new properties, including failure to meet budgeted or stabilized returns within expected time frames, or at all, in respect thereof; a failure of our information technology systems, cybersecurity attacks or a breach of our information security systems, networks or processes could cause business disruptions or loss of confidential information; risks related to privacy and data security concerns, and data collection and transfer restrictions and related foreign regulations; defaults or non-renewals of significant customer contracts, including as a result of the ongoing COVID-19 pandemic; uncertainty of revenues, given the nature of our customer contracts; increased interest rates and operating costs, including as a result of the ongoing COVID-19 pandemic; our failure to obtain necessary outside financing; risks related to, or restrictions contained in, our debt financings; decreased storage rates or increased vacancy rates; risks related to current and potential international operations and properties; difficulties in expanding our operations into new markets, including international markets; risks related to the partial ownership of properties, including as a result of our lack of control over such investments and the failure of such entities to perform in accordance with projections; our failure to maintain our status as a REIT; possible environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently or previously owned by us; financial market fluctuations; actions by our competitors and their increasing ability to compete with us; changes in applicable governmental regulations and tax legislation, including in the international markets; additional risks with respect to the addition of European operations and properties; changes in real estate and zoning laws and increases in real property tax rates; the competitive environment in which we operate; our relationship with our employees, including the occurrence of any work stoppages or any disputes under our collective bargaining agreements and employment related litigation; liabilities as a result of our participation in multi-employer pension plans; losses in excess of our insurance coverage; the potential liabilities, costs and regulatory impacts associated with our in-house trucking services and the potential disruptions associated with the use of third-party trucking service providers to provide transportation services to our customers; the cost and time requirements as a result of our operation as a publicly traded REIT; changes in foreign currency exchange rates; the impact of anti- takeover provisions in our constituent documents and under Maryland law, which could make an acquisition of us more difficult, limit attempts by our shareholders to replace our trustees and affect the price of our

3 common shares of beneficial interest, $0.01 par value per share, of our common shares; the potential dilutive effect of our common share offerings; and risks related to any forward sale agreements, including substantial dilution to our earnings per share or substantial cash payment obligations. Words such as “anticipates,” “believes,” “continues,” “estimates,” “expects,” “goal,” “objectives,” “intends,” “may,” “opportunity,” “plans,” “potential,” “near-term,” “long-term,” “projections,” “assumptions,” “projects,” “guidance,” “forecasts,” “outlook,” “target,” “trends,” “should,” “could,” “would,” “will” and similar expressions are intended to identify such forward-looking statements. Examples of forward-looking statements included in this document include, among others, statements about our expected acquisition and expected expansion and development pipeline and our targeted return on invested capital on expansion and development opportunities. We qualify any forward-looking statements entirely by these cautionary factors. Other risks, uncertainties and factors, including those discussed under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2020, could cause our actual results to differ materially from those projected in any forward-looking statements we make. We assume no obligation to update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future. Contacts: Americold Realty Trust Investor Relations Telephone: 678-459-1959 Email: investor.relations@americold.com